Common shares	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
Common shares

The Company is authorized to issue an unlimited number of common shares, of which the following are issued and outstanding:

		As at the Year Ended
	December 31, 2018		December 31, 2017
	# of shares	$ amount	# of shares	$ amount
As at the beginning of the year	58,161,133	$88,121,286	53,856,509	$85,966,393
Shares issued during the year:
Issuance of Common Stock
on the Private Placement (see iii)	10,264,946	-	-
Exercise of stock options	6,667	5,067	7,334	5,710
Rights Offering, net of issue costs (see i)	-	-	4,187,290	2,029,867
Stock options proceeds receivable (see ii)	-	-	-
Shares for Debt (see ii)	-	-	110,000	89,031
Transfer from contributed capital on the
exercise of stock options (see ii)	-	6,441	-	-
Finder’s Fee	140,812	136,003	-	-
As at the end of the year	68,573,558	96,656,248	58,161,133	88,121,286

	As at the Year Ended
	December 31, 2016
	# of shares	$ amount
As at the beginning of the year	53,306,109	$85,051,553
Shares issued during the year:
Exercise of stock options	565,722	529,255
Stock options proceeds receivable	-	(30,285)
Transfer from contributed capital on the
exercise of stock options	-	415,870
Return to Treasury of
exercised stock options	(15,322)	-
As at the end of the year	53,856,509	85,966,393

i) On November 3, 2017, NXT closed the Rights Offering that had been announced to existing shareholders on September 26, 2017. The Company issued 4,187,290 common shares a price of $0.50 per common share, for aggregate gross proceeds of $2,093,645. Share issue costs of $63,778 were recorded as a reduction to share capital.

Approximately 53% of the Rights Offering, being 2,237,607 shares were issued in the basic subscription, of which 680,856 shares were issued to insiders of the Company and 1,556,751 shares were issued to others. A total of 1,949,683 shares were applied for under the additional subscription provision, all of which were issued to non-insiders representing 47% of the Rights Offering.

ii) During 2017, the Company settled certain accounts payable to a consultant totaling $78,980 by way of issuing 110,000 common shares at a price per share of $0.718. The cost of issuing these shares of $6,149 were recorded as a reduction to share capital. Also, at December 31, 2016, a reduction of $16,200 in the common share capital balance was made in respect of shares that had been repurchased by the Company and held in trust. These shares were issued to the Consultant in lieu of fees that were incurred in 2017.

iii) In July 2018, the company completed the private placement. In total, the Subscriber purchased 10,264,946 Units at a price of $0.924 per Unit for total gross proceeds of approximately $9,484,810.

As a result of the Private Placement, a total of 10,264,946 common shares and a total of 3,421,648 warrants were issued to the Subscriber. The allocation of gross proceeds was $8,766,039 to the common shares and $718,771 to the share purchase warrants, less share issuance costs of $407,429. The fair value of the warrants was calculated using the Black-Scholes pricing model with the following assumptions: (i) dividend yield of 0%, (ii) estimated volatility of 65%, (iii) risk-free interest rate of 1.68% based on the Canada 1-Year Treasury Bill Yield and (iv) and expected life of 1 year. As of the date of these financial statements the Company has received conditional approval from the TSX to extend the warrants to February 16, 2020, subject to shareholder approval. See Note 21 for further details.

The Subscriber now holds approximately 20.0% of the Company's 68,573,558 outstanding common shares including common shares issuable through the exercise of its warrants.

A finder’s fee of 3% of the total amount of the Private Placement, which was paid one half in shares and one half in cash during the third quarter.